SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                             -----------------------

                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

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         Date of report (Date of earliest event reported): June 17, 2005

                             USA TECHNOLOGIES, INC.
             (Exact name of registrant as specified in its charter)

           Pennsylvania                   33-70992              23-2679963
  (State or other jurisdiction          (Commission          (I.R.S. Employer
of incorporation or organization)       File Number)        Indentification No.)

                          100 Deerfield Lane, Suite 140
                           Malvern, Pennsylvania 19355
              (Address of principal executive offices and zip code)

        Registrant's telephone number, including area code: 610-989-0340

                                       n/a
           Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

      |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 ENTRY INTO A MATERIAL DEFINITVE AGREEMENT

As previously disclosed, the Company and PepsiCo, Inc. have entered into a one-year contract pursuant to which the Company has agreed to supply its energy miser products to PepsiCo, Inc. The Company recently received a blanket purchase order under the contract for up to $1,000,000. To date, the Company has received actual orders under the contract for internal vending misers with a purchase price of approximately $810,000. The Company anticipates that it would receive additional orders under the contract. The Company can make no assurances, however, as to how many additional energy miser products would be purchased under the contract.

ITEM 9.01

(c) Financial Statements and Exhibits

      The following Exhibit is filed with this Form 8-K:

10.01       Agreement dated December 28, 2004 between USA Technologies and
            PepsiCo, Inc.

                                   SIGNATURES

      Pursuant to the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                USA TECHNOLOGIES, INC.


                                                By: /s/ George R. Jensen, Jr.
                                                    -------------------------
                                                    George R. Jensen, Jr.
                                                    Chief Executive Officer

Dated: July 27, 2005